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                                                                      Exhibit 32



                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

    In connection with the Quarterly Report of Presidential Associates I Limited Partnership (the "Partnership"), on Form 10-QSB for the quarterly period ended March 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, in the capacities and on the date indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that: (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

Date: August 13, 2003                                  /s/ Michael L. Ashner
                                                       -------------------------
                                                       Michael L. Ashner
                                                       Chief Executive Officer


Date: August 13, 2003                                  /s/ Thomas Staples
                                                       -------------------------
                                                       Thomas Staples
                                                       Chief Financial Officer












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